EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Horizons ETF Trust I, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Horizons ETF Trust I for the period ended April 30, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Horizons ETF Trust I for the stated period.

/s/ Jonathan Molchan Jonathan Molchan, President/Chief Executive Officer (Principal Executive Officer) Dated: June 25, 2018	/s/ Christopher W. Roleke Christopher W. Roleke, Treasurer/Chief Financial Officer (Principal Financial Officer) Dated: June 25, 2018

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Horizons ETF Trust I for purposes of Section 18 of the Securities Exchange Act of 1934.